SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 9, 2007
                               (February 8, 2007)


                          Concept Ventures Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


                0-25901                                     87-0422964
                -------                                     ----------
        (Commission File Number)               (IRS Employer Identification No.)


           12890 Hilltop Road                                  76226
           ------------------                                  -----
(Address of Principal Executive Offices)                    (Zip Code)


                                 (972) 233-0300
                                 --------------
               (Registrant's Telephone Number, Including Zip Code)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On January 19, 2007, Concept Ventures Corporation, a Nevada corporation (the "Company"), entered into a consulting agreement ("Consulting Agreement") with Zhang Qiang ("Zhang"). Zhang was engaged to assist the Company in its efforts to consummate the transactions contemplated by that certain Share Exchange Agreement by and between the Company and Ritar International Group Limited and its shareholders dated September 6, 2006. On February 8, 2007 the Consulting Agreement was amended and restated for the purpose of increasing the number of shares of common stock to be delivered to Zhang to 85,295 from 55,000 as originally set forth in the Consulting Agreement.

Item 9.     Financial Statements and Exhibits

(d)  The following documents are included as exhibits to this report:

     Exhibit   SEC Ref.
     No.       No.         Title of Document
     ---       ---         -----------------
     10.1      10          First  Amended  and  Restated  Consulting  Agreement,
                           dated February 8, 2007 by and between the Company and Zhang Qiang.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Concept Ventures Corporation



Date: February 9, 2007                           By: /s/ Timothy P. Halter
      ----------------                              ----------------------------
                                                    Timothy P. Halter, President




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